PBF Logistics Announces Second Quarter 2014 Earnings Results and
Declares Initial Quarterly Distribution

PARSIPPANY, NJ – August 1, 2014 – PBF Logistics LP (NYSE: PBFX, the "Partnership") announced today second quarter 2014 net income of $5.4 million, or $0.17 per limited partner unit for the period from its initial public offering (IPO) that closed on May 14, 2014 ("IPO") to June 30, 2014. During this period, the Partnership generated earnings before interest, income taxes, depreciation, and amortization (EBITDA) of $5.9 million and distributable cash flow of $5.8 million.

On May 9, 2014, the Partnership's common units began trading on the New York Stock Exchange under the ticker symbol "PBFX." The Partnership completed its IPO of 15,812,500 common units on May 14, 2014. Public unitholders own a 49.8 percent limited partner interest in PBFX, with PBF Energy Inc., through certain of its subsidiaries, owning the remaining limited partner interest.

"We are very pleased with the launch of PBF Logistics, our traditional, growth-oriented, fee-based logistics MLP, in early May and I am proud of our team's performance in bringing this partnership public," said PBF Logistics GP LLC Chief Executive Officer, Tom Nimbley. "During the quarter, our assets performed as planned and we are excited about the future of PBF Logistics. While modest, we have already begun to grow the Partnership as we have expanded our Toledo truck crude unloading operations and have increased the minimum volume commitment in Toledo from 4,000 barrels per day to 5,500 barrels per day. This is a small expansion but representative of our larger commitment to grow the Partnership, both organically and through external acquisitions."

Results of operations for the three and six months ended June 30, 2014, include the results of the Partnership's predecessor through May 13, 2014. Because results presented for periods prior to the IPO do not factor into distributable cash flow, this earnings release focuses on results of operations for the post-IPO period. A reconciliation of the post-IPO period to the full period results is provided in the accompanying earnings release tables. Predecessor activity, when combined with Partnership results, is not necessarily reflective of future performance.

As of June 30, 2014, the Partnership had $4.2 million in cash and cash equivalents and an undrawn $275 million revolving credit facility. The Partnership intends to use its financial resources to fund organic growth projects at the Partnership and future acquisitions.

PBF Logistics Declares Initial Quarterly Distribution
The Board of Directors of PBF Logistics GP LLC, the Partnership's general partner, declared its first regular quarterly cash distribution of $0.16 per unit. This amount represents the pro-rated minimum quarterly distribution of $0.30 per unit, or $1.20 per unit on an annualized basis. The distribution is payable on August 29, 2014 to unitholders of record at the close of business on August 15, 2014.

This release is intended to be a qualified notice to nominees under Treasury Regulation Section 1.1446-4(b). All of the Partnership's distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, the Partnership's distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Non-GAAP Measures
This earnings release, and the discussion during the management conference call, may include references to non-GAAP (U.S. Generally Accepted Accounting Principles) measures including, but not limited to, EBITDA (Earnings before Interest, Income Taxes, Depreciation and Amortization) and Distributable Cash Flow. PBFX's management believes that non-GAAP financial measures provide useful information about the Partnership's operating performance, financial results and the amount of cash generated by the Partnership's operations and the amount available for distribution to its unitholders. However, these measures have important limitations as analytical tools and should not be viewed in isolation or considered as alternatives for, or superior to, comparable GAAP financial measures. PBFX's non-GAAP financial measures may also differ from similarly named measures used by other companies. See the accompanying tables and footnotes in this release for additional information on the non-GAAP measures used in this release and reconciliations to the most directly comparable GAAP measures.

Conference Call Information
The Partnership's senior management will host a conference call and webcast regarding second quarter results and other business matters on Friday, August 1, 2014, at 11:00 a.m. ET. The call is being webcast and can be accessed at PBF Logistics’ website, http://www.pbflogistics.com. The call can also be heard by dialing (866) 952-1906 or (785) 424-1825, conference ID: PBFX0801. The audio replay will be available two hours after the end of the call through August 16, 2014, by dialing (800) 753-8878 or (402) 220-0688.

Forward-Looking Statements
This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the Partnership and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including risks relating to the securities markets generally, the impact of adverse market conditions impacting PBFX's logistics and other assets and other risks inherent in PBFX's business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBFX's filings with the Securities and Exchange Commission including the Form S-1 and prospectus relating to the initial public offering of the Partnership's common units. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. PBFX assumes no responsibility or obligation to update forward-looking statements except as may be required by law.

PBF Logistics LP
PBF Logistics LP, headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy Inc. to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets.

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Contacts:
Colin Murray (investors)
ir@pbfenergy.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbfenergy.com
Tel: 973.455.8994

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONSOLIDATED STATEMENTS OF OPERATIONS (NOTE 1)
(Unaudited, in thousands, except unit and per unit data)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
		Predecessor		Predecessor

Revenue from affiliates	$7,782	$—	$7,782	$—

Costs and expenses:
Operating expenses, excluding depreciation	1,697	1,474	3,233	3,017
General and administrative expenses	1,427	550	2,060	941
Depreciation and amortization expense	284	286	575	450
	3,408	2,310	5,868	4,408

Income (loss) from operations	4,374	(2,310)	1,914	(4,408)

Other income (expense)
Interest expense, net and other financing costs	(287)	—	(287)	—
Amortization of loan fees	(73)	—	(73)	—
Net income (loss)	4,014	$(2,310)	1,554	$(4,408)
Less: Predecessor loss prior to initial public offering on May 14, 2014	(1,403)		(3,863)
Limited partners' interest in net income subsequent to initial public offering	$5,417		$5,417

Net income per limited partner unit:
Common - basic	$0.17		$0.17
Common - diluted	$0.17		$0.17
Subordinated - basic and diluted	$0.17		$0.17

Weighted-average limited partner units outstanding:
Common units - public (basic)	15,812,500		15,812,500
Common units - public (diluted)	15,813,904		15,813,904
Common units - PBF (basic and diluted)	74,053		74,053
Subordinated units - PBF (basic and diluted)	15,886,553		15,886,553

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION
(Unaudited, amounts in thousands except as indicated)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
		Predecessor		Predecessor
Key Operating Information (Note 1):
Throughput (barrels per day ("bpd") in thousands)
Delaware City Rail Terminal:
Actual throughput	71.4	N/A	71.4	N/A
Minimum volume commitment	75.0	N/A	75.0	N/A
Toledo Truck Terminal	12.1	N/A	12.1	N/A
Total Throughput (in thousands of barrels)
Delaware City Rail Terminal	3,600.0	N/A	3,600.0	N/A
Toledo Truck Terminal	581.6	N/A	581.6	N/A
Total	4,181.6	N/A	4,181.6	N/A

Cash Flow Information (Note 1):
Net cash provided by (used in):
Operating activities	$85	$(2,024)	$(2,084)	$(3,958)
Investing activities	(302,722)	(4,261)	(304,014)	(10,173)
Financing activities	306,811	6,285	310,272	14,131
Net increase (decrease) in cash	$4,174	$—	$4,174	$—

Other Financial Information:
EBITDA attributable to PBFX (Note 2)	$5,923	$—	$5,923	$—
Distributable cash flow (Note 2)	$5,831	N/A	$5,831	N/A
Quarterly distribution declared per unit	$0.16	N/A	$0.16	N/A
Distribution declared:
Common units - public	$2,573	N/A	$2,573	N/A
Common units - PBF	12	N/A	12	N/A
Subordinated units - PBF	2,542	N/A	2,542	N/A
Total distribution declared	$5,127	N/A	$5,127	N/A
Capital expenditures	$(2,712)	$(4,261)	$(4,004)	$(10,173)

	June 30,	December 31,
Balance Sheet Information (Note 1):	2014	2013
		Predecessor
Cash, cash equivalents and marketable securities	$304,170	$—
Property, plant and equipment, net	33,425	29,996
Total assets	348,092	29,996
Total debt	300,000	—
Total liabilities	304,292	499
Net investment - Predecessor	N/A	29,497
Partners' capital	43,800	N/A
Total liabilities, division equity and partners' capital	348,092	29,996

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW (NOTE 2)
(Unaudited, in thousands)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
		Predecessor		Predecessor
Reconciliation of net income (loss) to EBITDA and distributable cash flow:
Net income (loss)	$4,014	$(2,310)	$1,554	$(4,408)
Interest expense, net	287	—	287	—
Amortization of loan fees	73	—	73	—
Depreciation and amortization	284	286	575	450
EBITDA	4,658	(2,024)	2,489	(3,958)
Less: Predecessor EBITDA prior to IPO on May 14, 2014 (Note 1)	(1,265)	(2,024)	(3,434)	(3,958)
EBITDA attributable to PBFX	5,923	$—	5,923	$—
Non-cash unit-based compensation expense	195		195
Interest expense, net	(287)		(287)
Maintenance capital expenditures	—		—
Distributable cash flow	$5,831		$5,831

Reconciliation of net cash provided by (used in) operating activities to EBITDA and distributable cash flow:
Net cash provided by (used in) operating activities	$85	$(2,024)	$(2,084)	$(3,958)
Change in current assets and liabilities	4,481	—	4,481	—
Interest expense, net	287	—	287	—
Non-cash unit-based compensation expense	(195)	—	(195)	—
EBITDA	4,658	(2,024)	2,489	(3,958)
Less: Predecessor EBITDA prior to IPO on May 14, 2014 (Note 1)	(1,265)	(2,024)	(3,434)	(3,958)
EBITDA attributable to PBFX	5,923	$—	5,923	$—
Non-cash unit-based compensation expense	195		195
Interest expense, net	(287)		(287)
Maintenance capital expenditures	—		—
Distributable cash flow	$5,831		$5,831

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF PREDECESSOR AND PBFX DATA
(Unaudited, in thousands, except per unit data)

	PBF MLP	PBF Logistics
	Predecessor	LP
	April 1, 2014	May 14, 2014
	through	through
	May 13, 2014	June 30, 2014	Total
Statement of Operations Data (Note 1):
Revenue from affiliates	$—	$7,782	$7,782

Costs and expenses:
Operating expenses, excluding depreciation	756	941	1,697
General and administrative expenses	509	918	1,427
Depreciation and amortization expense	138	146	284
	1,403	2,005	3,408
Income (loss) from operations	(1,403)	5,777	4,374
Other income (expense)
Interest expense, net	—	(287)	(287)
Amortization of loan fees	—	(73)	(73)
Net income (loss)	$(1,403)	$5,417	$4,014

Reconciliation of net income (loss) to EBITDA and distributable cash flow (Note 2):
Net income (loss)	$(1,403)	$5,417	$4,014
Interest expense, net	—	287	287
Amortization of loan fees	—	73	73
Depreciation and amortization	138	146	284
EBITDA	(1,265)	5,923	4,658
Non-cash unit-based compensation expense	—	195	195
Interest expense, net	—	(287)	(287)
Maintenance capital expenditures	—	—	—
Distributable cash flow	$(1,265)	$5,831	$4,566

Distribution declared (pro-rated)		$5,127
Distribution per unit declared (pro-rated)		$0.16

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
FOOTNOTES TO EARNINGS RELEASE TABLES
(Unaudited, in thousands, except per unit data)

(1)
On May 14, 2014, subsidiaries of PBF Energy Inc. ("PBF Energy") contributed certain logistics assets (the "Contributed Assets") to us and we completed our initial public offering ("IPO") of 15,812,500 common units, representing a 49.8% limited partner interest in us. PBF Energy and its affiliates own the remaining 50.2% limited partner interest in us.

The financial data in the Earnings Release Tables reflects the financial position and the results of operations of the Contributed Assets. The Balance Sheet Information as of December 31, 2013 and the Statement of Operations data and Cash Flow Information for periods prior to May 14, 2014, reflect the assets, liabilities, equity and results of PBF Logistics LP's predecessor (the "Predecessor") for accounting purposes. The Balance Sheet Information as of June 30, 2014 and the Statement of Operations data and Cash Flow Information for periods subsequent to May 13, 2014, reflect the assets, liabilities, equity and results of operations of PBF Logistics LP ("PBFX", "we", "our", "us"). The Key Operating Information for the three and six months ended June 30, 2014 reflects the throughput for periods subsequent to May 13, 2014.

PBFX's results of operations may not be comparable to our Predecessor's historical results of operations for the following reasons:

- Revenues: prior to our IPO, the Contributed Assets were part of the integrated operations of PBF Energy and did not generate third-party or intra-entity revenue. Subsequent to the IPO, we entered into commercial agreements with PBF Energy and receive revenue for logistics services.

- General and Administrative Expense: Our Predecessor's general and administrative expense included direct monthly charges for the management of the Contributed Assets and certain expenses allocated by PBF Energy for general corporate services such as accounting, treasury and legal services. These expenses were allocated based on the nature of the expenses and the time devoted by PBF Energy employees to provide such services. Subsequent to the IPO, we pay a fee to PBF Energy for general corporate services and we also incur incremental general and administrative expense as a result of being a public company.

- Interest expense, net: Our Predecessor had no debt outstanding prior to our IPO. Concurrent with the closing of our IPO, we entered into a five-year, $275.0 million revolving credit agreement and borrowed $300.0 million under our three-year term loan facility. The borrowings under our term loan facility are collateralized by $300.0 million in U.S. Treasuries. Our interest expense, net reflects the commitment fee on our revolving credit facility and interest expense on our term loan borrowings, net of interest income earned on U.S. Treasuries.

(2)
We define EBITDA as net income (loss) before net interest expense, income taxes, depreciation and amortization expense. We define distributable cash flow as EBITDA, plus non-cash unit-based compensation expense, less net cash paid for interest and maintenance capital expenditures and income taxes. Distributable cash flow does not reflect changes in working capital balances.

Both EBITDA and distributable cash flow are non-GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

- our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;

- the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

- our ability to incur and service debt and fund capital expenditures; and

- the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We believe that the presentation of EBITDA provides useful information to investors in assessing our financial condition and results of operations. We use distributable cash flow to measure whether we have generated from our operations an amount of cash sufficient to support the payment of minimum quarterly distributions. Distributable cash flow is not necessarily indicative of the actual cash we have on hand to distribute or that we are required to distribute. Both EBITDA and distributable cash flow should not be considered alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income and cash provided by operating activities. Additionally, because EBITDA and distributable cash flow may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. EBITDA and distributable cash flow are reconciled to their most directly comparable financial measures calculated and presented in accordance with GAAP, within the accompanying Earnings Release Tables.